                   FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT


     THIS FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT ("Amendment") is entered into as of March 7th, 1997, by and among Hambrecht & Quist Transition Capital, LLC ("H&QTC"), a California limited liability company, and CV Therapeutics, Inc., a Delaware corporation ("CVT").

                                    RECITALS

     A. H&QTC and CVT are parties to that certain Business Loan Agreement, dated as of September 27, 1996 (the "H&QTC Loan Agreement") and certain Related Documents (as defined in the H&QTC Loan Agreement).

     B. CVT intends to enter into certain transactions (the "Collaboration") contemplated by (i) a Research Collaboration and License Agreement substantially in the form attached hereto as Exhibit A; (ii) a Loan Agreement and Promissory Note substantially in the form attached hereto as Exhibits B and C, respectively; (iii) a Common Stock Purchase Agreement substantially in the form attached hereto as exhibit D; and (iv) any related documents provided for by any of the foregoing ((i) through (iv), collectively, the "Collaboration Agreement").

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereby agree to amend the H&QTC Loan Agreement only as follows:

     THEREFORE, the Business Loan Agreement is amended only as follows:

1.   The following definition will be added to Section 1 of the Business Loan
Agreement:

     "PERMITTED UNSECURED INDEBTEDNESS" shall mean and include all Indebtedness from Borrower to Biotech Manufacturing Ltd., a wholly owned subsidiary of Biogen, Inc. under that certain Loan Agreement dated as of March 10, 1997.

2. The definition of Related Documents is struck in its entirety, and the following definition substituted therefor:

          "RELATED DOCUMENTS" means and includes without limitation the PROMISSORY NOTE, the Security Agreement, all other promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments and documents, whether now or hereafter existing, executed in connection with any of the foregoing and agreements between Debtor and Hambrecht & Quist Guaranty Finance, LLC ("H&QGF") including without limitation the Master Lease Agreement, Equipment Schedules, and the Security Agreement.

3. Section 5.1 is struck in its entirety, and the following is substituted therefor:

          Section 5.1    INDEBTEDNESS AND LIENS

          (a) incur, assume or permit to exist any Indebtedness other than
     (i) Permitted Senior Indebtedness, (ii) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of Borrower's business in accordance with customary terms and that are not delinquent, and (iii) Indebtedness of Borrower secured by liens permitted pursuant to clause (b)(ii) of this Section 5.1; (iv) Indebtedness existing on the date hereof and disclosed in Exhibit A hereto, (v) contingent obligations of Borrower consisting of guarantees (and other credit support) of the obligations of vendors and suppliers of Borrower in respect of transactions entered into in the ordinary course of business, (vi) other Indebtedness of Borrower, provided that the total amount in the aggregate outstanding INDEBTEDNESS at any time described in (iv), (v), and (vi) above not to exceed $250,000; (vii) Permitted Unsecured Indebtedness, and (viii) extensions, renewals, refundings, refinancings, modifications, amendments and restatements of any of the items of Indebtedness described in (i) through (vii) above, PROVIDED that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower, (b) except as otherwise permitted herein, or in any Related Document, create, incur, or assume any mortgage, pledge encumbrance, lien or charge of any kind (including the charge upon property at any time purchased or acquired under conditional sale or other property at any time purchased or acquired under conditional sale or other title retention agreement) upon any asset now owned or hereafter acquired, except for (i) SECURITY INTEREST that are granted in favor of the SENIOR LENDER as security for the PERMITTED SENIOR INDEBTEDNESS, (ii) other than as permitted pursuant to clause (iii) hereof, SECURITY INTERESTS that are to secure Borrower's Indebtedness incurred solely for the purpose of financing the acquisition or lease of any specific items of equipment and granted in favor of a purchase money lender or equipment lessor with respect to such Indebtedness, but only to the extent that such lien is confined solely to the equipment so acquired and such INDEBTEDNESS is limited to the purchase price or lease obligations the respect to such equipment, and (iii) easements, reservations, rights of way, restrictions, minor defects or irregularities in title and other similar liens, (iv) liens in favor of customers and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods;
     (v) liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; (vi) liens existing on the date hereof and disclosed on Exhibit A hereto; (vii) liens not otherwise permitted, which liens do not in the aggregate exceed $250,000 at any time (ix) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described in clauses (i) through (ii) above, provided that any extension, renewal or replacement lien shall be limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

4. Except as specifically amended hereby, the Business Loan Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



CVT:                                   CV Therapeutics, Inc.
                                       a Delaware corporation


                                       By: /s/ Louis Lange
                                          ------------------------------
                                       Printed Name: L. Lange
                                                    --------------------
                                       Title: CEO
                                             ---------------------------


H&QTC: Hambrecht & Quist Transition Capital, LLC a California limited liability company


                                       By: /s/ Andrew W. Kahn
                                          ------------------------------
                                       Printed Name: Andrew W. Kahn
                                                    --------------------
                                       Title: Chief Executive Officer
                                             ---------------------------